POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares Emerging Markets Infrastructure Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 4 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (10/16/08)
Return Before Taxes	(10.02)%	12.51%	12.78%
Return After Taxes on Distributions	(10.24)%	12.42%	12.66%
Return After Taxes on Distributions and Sale of Fund Shares	(5.31)%	10.31%	10.53%
S-Network Emerging Infrastructure Builders IndexSM (reflects no deduction for fees, expenses or taxes)	(8.13)%	13.80%	14.65%
MSCI Emerging Markets IndexSM (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(2.60)%	14.79%	13.89%

Please Retain This Supplement For Future Reference.

P-PXR-SUMPRO-1 SUP-2 050814